                                                                    Exhibit 10.1




                             SUBSCRIPTION AGREEMENT

                            DATED AS OF MAY 10, 2001

                                 BY AND BETWEEN

                            SCC COMMUNICATIONS CORP.

                                       AND

                        RS INVESTMENT MANAGEMENT CO. LLC

                              --------------------



                                  COMMON STOCK

                             SUBSCRIPTION AGREEMENT

                                  COMMON STOCK

                            SCC COMMUNICATIONS CORP.

                                                                            PAGE
1.       AGREEMENT TO SUBSCRIBE; PURCHASE PRICE...............................1
         (a)      Subscription................................................1
         (b)      Form and Method of Payment..................................1

2.       BUYER REPRESENTATIONS, WARRANTIES, ETC...............................1
         (a)      Purchase for Investment.....................................1
         (b)      Accredited Investor.........................................2
         (c)      Reoffers and Resales........................................2
         (d)      Company Reliance............................................2
         (e)      Information Provided........................................2
         (f)      Absence of Approvals........................................2

3.       COMPANY REPRESENTATIONS, WARRANTIES, ETC.............................2
         (a)      Organization and Authority..................................2
         (b)      Capitalization..............................................2
         (c)      Concerning the Shares and the Common Stock..................3
         (d)      Approvals...................................................3
         (e)      SEC Filings.................................................3
         (f)      Absence of Brokers, Finders, Etc............................3
         (i)      No Solicitation.............................................3

4.       CERTAIN COVENANTS AND ACKNOWLEDGMENTS................................3
         (a)      Transfer Restrictions.......................................3
         (b)      Restrictive Legend..........................................3
         (c)      Registration Rights Agreement...............................4
         (d)      Form D......................................................4
         (e)      Authorization for Trading; Reporting Status.................4
         (f)      Use of Proceeds.............................................4
         (g)      Blue Sky Laws...............................................4
         (h)      Certain Expenses............................................4
         (i)      Certain Trading Restrictions................................4

5.       MISCELLANEOUS........................................................5
         (a)      Governing Law...............................................5
         (b)      Counterparts................................................5
         (c)      Severability................................................5
         (d)      Amendments..................................................5
         (e)      Waivers.....................................................5
         (f)      Notices.....................................................5
         (g)      Assignment..................................................5
         (h)      Entire Agreement............................................5
         (i)      Termination.................................................5
         (j)      Public Statements, Press Releases, Etc......................5

ANNEXES

Annex I  - Form of Registration Rights Agreement

                             SUBSCRIPTION AGREEMENT

                  THIS SUBSCRIPTION AGREEMENT, dated as of May 10, 2001 (the "Closing Date"), by and between SCC COMMUNICATIONS CORP., a Delaware corporation (the "Company"), with headquarters located at 6285 Lookout Road, Boulder, Colorado 80301, and RS Investment Management Co. LLC, a Delaware limited liability company (the "Buyer"), with headquarters located at 388 Market Street, Suite 200, San Francisco, California 94111.

                              W I T N E S S E T H:

                  WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement, shares of Common Stock, $.001 par value (the "Common Stock"), of the Company; and

                  WHEREAS, the Company and the Buyer are executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Rule 506 of Regulation D, as promulgated by the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act");

                  NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                  1.  AGREEMENT TO SUBSCRIBE; PURCHASE PRICE.

                  (a) SUBSCRIPTION. The Buyer hereby agrees to purchase from the Company 632,111 shares of Common Stock (the "Shares") at a purchase price per share equal to the arithmetic average of the closing price of the Common Stock on the Nasdaq National Market ("Nasdaq") for the twenty consecutive trading days prior to May 2, 2001 (the "Offering Date"), for an aggregate purchase price of $5,000,000 (the "Purchase Price").

                  (b) FORM AND METHOD OF PAYMENT. The Buyer shall pay the Purchase Price for the Shares by delivering good funds in United States dollars by wire transfer to:

                  Name of Bank:
                                ---------------------------------------
                  Address of Bank:
                                   ------------------------------------
                  ABA#
                       ------------------------------------------------
                  For credit to A/C#
                                     ----------------------------------
                  Reference:
                              -----------------------------------------

Promptly following payment by the Buyer to the Company of the Purchase Price, the Company shall deliver certificates for the Shares, registered in the corporate securities records of the Company in the name of the Buyer or its nominee.

                  2.  BUYER REPRESENTATIONS, WARRANTIES, ETC.

                  The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

                  (a) PURCHASE FOR INVESTMENT. The Buyer is purchasing the Shares for its own account for investment only and not with a view towards the public sale or distribution thereof, except as contemplated by the Registration Rights Agreement (as defined herein);

                  (b) ACCREDITED INVESTOR. The Buyer is an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3);

                  (c) REOFFERS AND RESALES. All subsequent offers and sales of the Shares by the Buyer shall be made pursuant to registration under the 1933 Act or pursuant to an exemption from registration;

                  (d) COMPANY RELIANCE. The Buyer understands that the Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Shares;

                  (e) INFORMATION PROVIDED. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Common which have been requested by the Buyer; the Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received satisfactory answers to any such inquiries; without limiting the generality of the foregoing, the Buyer has had the opportunity to obtain and to review the Company's (1) Annual Report on Form 10-K for the fiscal year ended December 31, 2000 and (2) definitive proxy statement for the Company's Annual Meeting of Stockholders to be held on June 26, 2001, in each case as filed with the SEC (collectively, the "SEC Reports"); and the Buyer understands that its investment in the Shares involves a high degree of risk; and

                  (f) ABSENCE OF APPROVALS. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Shares.

                  3.  COMPANY REPRESENTATIONS, WARRANTIES, ETC.

                  The Company represents and warrants to, and covenants and agrees with, the Buyer that:

                  (a) ORGANIZATION AND AUTHORITY. The Company is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and has all requisite corporate power and authority to (i) own, lease and operate its properties and to carry on its business as now being conducted, and (ii) to execute, deliver and perform its obligations under this Agreement and the Registration Rights Agreement, the form of which is attached hereto as ANNEX I (the "Registration Rights Agreement"). The Company is duly qualified to do business as a foreign corporation and is in good standing in all jurisdictions wherein such qualification is necessary and where failure so to qualify could have a material adverse effect on the business, properties, operations, condition (financial or other), results of operations or prospects of the Company.

                  (b) CAPITALIZATION. The authorized capital stock of the Company consists of (a) 30,000,000 shares of Common Stock of which 11,544,500 shares were outstanding on April 30, 2001, all of which are fully paid and nonassessable; and (b) 15,000,000 shares of Preferred Stock, $.001 par value, of which no shares were outstanding on April 30, 2001; and on the Closing Date there will be (x) no material increase from April 30, 2001 in the number of shares of Common Stock outstanding and (y) no issuances of preferred stock or other equity securities other than Common Stock will have occurred since April 30, 2001. As of April 30, 2001, the Company had outstanding options, warrants and similar rights entitling the holders to purchase 2,401,017 shares of Common Stock (excluding any shares that will be reserved for issuance upon exercise of warrants issued to Schneider Securities as a "finder's fee" in conjunction with this private placement). Other than as set forth in the preceding sentence and as disclosed in the SEC Reports, the Company does not have outstanding any material amount of securities (or obligations to issue any such securities) convertible into, exchangeable for or otherwise entitling the holders thereof to acquire shares of Common Stock. No holder of any of the Company's securities has any rights, "demand," "piggy-back" or otherwise, to have such securities registered by reason of the intention to file, filing or effectiveness of the Registration Statement (as defined in the Registration Rights Agreement).

                  (c) CONCERNING THE SHARES AND THE COMMON STOCK. The Shares have been duly authorized, and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable. There are no preemptive or similar rights of any stockholder of the Company or any other person to acquire any of the Shares. The Common Stock is listed for trading on the Nasdaq and (1) the Company and the Common Stock meet the criteria for continued listing and trading on Nasdaq; (2) the Company has not been notified by Nasdaq or the Nasdaq SmallCap Market of any failure or potential failure to meet the criteria for continued listing and trading thereon and (3) no suspension of trading in the Common Stock is in effect. The Company knows of no reason that the Shares will not be eligible for listing on Nasdaq.

                  (d) APPROVALS. No authorization, approval or consent of, or filing with, any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders of the Company is required to be obtained or made by the Company for (1) the execution, delivery and performance by the Company of this Agreement, the Registration Rights Agreement, and the other agreements and instruments contemplated hereby and thereby and (2) the issuance and sale of the Common as contemplated by this Agreement, other than (x) registration of the resale of the Shares under the 1933 Act as contemplated by the Registration Rights Agreement, (y) as may be required under applicable state securities or "blue sky" laws and (z) filing of one or more Forms D with respect to the Shares as required under Regulation D.

                  (e) SEC FILINGS. The Company has timely filed all required forms, reports and other documents required to be filed by the Company with the SEC under the 1934 Act. All of such forms, reports and other documents complied, when filed, in all material respects, with all applicable requirements of the 1933 Act and the 1934 Act.

                  (f) ABSENCE OF BROKERS, FINDERS, ETC. No broker, finder or similar person is entitled to any commission, fee or other compensation by reason of the transactions contemplated by this Agreement other than Schneider Securities and its affiliates, and the Company shall pay, and indemnify and hold harmless the Buyer from, any claim made against the Buyer by such persons and any other person for any such commission, fee or other compensation.

                  (g) NO SOLICITATION. No form of general solicitation or general advertising was used by the Company or, to the best of its knowledge, any other person acting on behalf of the Company, in respect of or in connection with the offer and sale of the Shares.

                  4.  CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

                  (a) TRANSFER RESTRICTIONS. The Company and the Buyer acknowledge and agree that (1) the Shares may not be transferred unless (i) subsequently registered for resale as contemplated by the Registration Rights Agreement, or (ii) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Shares to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; and (2) any resale of the Shares made in reliance on Rule 144 promulgated under the 1933 Act ("Rule 144") may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any such resale of Shares under circumstances in which the seller, or the person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder.

                  (b) RESTRICTIVE LEGEND. (1) The Buyer further acknowledges and agrees that until such time as the Shares have been registered for resale under the 1933 Act as contemplated by the

Registration Rights Agreement, the certificates for the Shares may bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of the certificates for the Shares):

         The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended. The securities have been acquired for investment and may not be resold, transferred or assigned in the absence of an effective registration statement for the securities under the Securities Act of 1933, as amended, or an opinion of counsel that registration is not required under said Act.

                  (2) Once the Registration Statement required to be filed by the Company pursuant to Section 2 of the Registration Rights Agreement has been declared effective, thereafter upon request of the Buyer the Company will substitute certificates without restrictive legend for certificates for all Shares issued prior to the date such Registration Statement is declared effective by the SEC which bear such restrictive legend and remove any stop-transfer restriction relating thereto promptly, but in no event later than three Trading Days (as defined herein) after surrender of such certificates by the Buyer.

                  (c) REGISTRATION RIGHTS AGREEMENT. The parties hereto agree to enter into the Registration Rights Agreement in the form attached hereto as ANNEX I on or before the Closing Date.

                  (d) FORM D. The Company agrees to file a Form D with respect to the Shares as required under Regulation D and to provide a copy thereof to the Buyer promptly after such filing. The Buyer agrees to cooperate with the Company in connection with such filing and, upon request of the Company, to provide all information relating to the Buyer reasonably required for such filing.

                  (e) AUTHORIZATION FOR TRADING; REPORTING STATUS. On or before the Closing Date, the Company shall comply with the listing and notification requirements for listing of the Shares with the Nasdaq and shall provide evidence of such filing to the Buyer. So long as the Buyer beneficially owns any of the Shares, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination.

                  (g) BLUE SKY LAWS. On or before the Closing Date, the Company shall take such action as shall be necessary to qualify, or to obtain an exemption for, the Shares for sale to the Buyer for issuance to the Buyer pursuant to this Agreement under such of the securities or "blue sky" laws of jurisdictions as shall be applicable to the sale of the Shares pursuant to this Agreement. The Company shall furnish copies of all filings, applications, orders and grants or confirmations of exemptions relating to such securities or "blue sky" laws on or prior to the Closing Date.

                  (h) CERTAIN EXPENSES. The Company or the Buyer, as the case may be, shall pay on demand all expenses incurred by the other party, including reasonable attorneys' fees and expenses, as a consequence of, or in connection with (1) any default or breach of any of the defaulting or breaching party's obligations set forth in any of such agreements or instruments and (2) the enforcement or restructuring of any right of, including the collection of any payments due, the other party under any of such agreements or instruments, including any action or proceeding relating to such enforcement, or any order, injunction or other process seeking to restrain a party from paying any amount due the other party, in which the other party prevails.

                  (i) CERTAIN TRADING RESTRICTIONS. The Buyer agrees that on the Closing Date it will have no short position in the Common Stock. The Buyer agrees on its behalf and on behalf of its affiliates that on and after the Closing Date it will not engage in any short sales or other hedging transactions relating to the Common Stock.

                  5.  MISCELLANEOUS.

                  (a) GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Colorado.

                  (b) COUNTERPARTS. This Agreement may be executed in counterparts and by the parties hereto on separate counterparts, all of which together shall constitute one and the same instrument. A facsimile transmission of this Agreement bearing a signature on behalf of a party hereto shall be legal and binding on such party.

                  (c) SEVERABILITY. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

                  (d) AMENDMENTS. No amendment, modification, waiver, discharge or termination of any provision of this Agreement nor consent to any departure by the Buyer or the Company therefrom shall in any event be effective unless the same shall be in writing and signed by the party to be charged with enforcement, and then shall be effective only in the specific instance and for the purpose for which given. No course of dealing between the parties hereto shall operate as an amendment of this Agreement.

                  (e) WAIVERS. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, or any course of dealings between the parties, shall not operate as a waiver thereof or an amendment hereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or exercise of any other right or power.

                  (f) NOTICES. Any notices required or permitted to be given under the terms of this Agreement shall be delivered personally (which shall include telephone line facsimile transmission with answer back confirmation) or by courier and shall be effective upon receipt, in the case of the Company addressed to the Company at its address shown in the introductory paragraph of this Agreement, Attention: Chief Financial Officer (facsimile 303-581-0900) or, in the case of the Buyer, at its address shown in the introductory paragraph of this Agreement (facsimile _________), or such other address or facsimile telephone number as a party shall have provided by notice to the other party in accordance with this provision.

                  (g) ENTIRE AGREEMENT. This Agreement and its Schedules and Annexes, together with the Registration Rights Agreement, set forth the entire agreement between the parties hereto with respect to the subject matter hereof and supersede all prior agreements and understandings, whether written or oral, with respect thereto.

                  (h) PUBLIC STATEMENTS, PRESS RELEASES, ETC. The Company and the Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; PROVIDED, HOWEVER, that the Company shall be entitled, without the prior approval of the Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law or Nasdaq regulation (although the Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof).

                  IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer and the Company by their respective officers or other representatives thereunto duly authorized on the respective dates set forth below.

                          RS INVESTMENT MANAGEMENT CO. LLC

                          By:
                              -------------------------------------------------
                                                   [Name]
                                                   [Title]

                          Date: May 10, 2001
                                -----------------------------------------------

                          Address:
                                  ---------------------------------------------

                          Facsimile No.:
                                          -------------------------------------



                          SCC COMMUNICATIONS CORP.

                          By:
                              -------------------------------------------------
                                           Michael D. Dingman, Jr.
                                           Chief Financial Officer

                          Date: May 10, 2001
                                -----------------------------------------------